Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, I, Robert D. Glynn, Jr., Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

ROBERT D. GLYNN, JR.
ROBERT D. GLYNN, JR.

Chairman, Chief Executive Officer and President

August 2, 2002

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, I, Peter A. Darbee, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    the information contained in such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

PETER A. DARBEE
PETER A. DARBEE

Senior Vice President and Chief Financial Officer

August 2, 2002